                                                       Deutsche Asset Management

Mutual Fund
        Semi-Annual Report
                      April 30, 2000

International Select Equity

European Equity

International Small Cap Equity

Emerging Markets Equity

Each formerly a Morgan Grenfell Fund

                                                  [LOGO OF DEUTSCHE BANK GROUP]
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International Equity Funds
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Table of Contents

     Letter to Shareholders..............................................    3

     International Equity Funds
        Schedule of Investments..........................................   14
        Statements of Assets and Liabilities.............................   24
        Statements of Operations.........................................   25
        Statements of Changes in Net Assets..............................   26
        Financial Highlights.............................................   28
        Notes to Financial Statements....................................   29

                             ____________________

The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.

                             ____________________

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                                       2
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International Equity Funds
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Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to present you with this newly designed semi-annual report for the international equity funds of the Morgan Grenfell Investment Trust. Please note that with the acquisition of Morgan Grenfell by Deutsche Bank, the Board of Trustees approved a change in the name of your Funds. The Funds' investment objectives, policies and strategies remain the same.

We are also pleased to announce that Morningstar(TM) continues to recognize several of the Funds for their strong investment performance./1/ Most notably, two of our international equity offerings' maintained Morningstar's highest Overall Ratings based on their risk-adjusted performance.

As of April 30, 2000:
 . Deutsche International Select Equity was rated 5 stars out of 1,138 international equity funds.
 . Deutsche European Equity was rated 5 stars out of 1,138 international equity funds.

In the pages that follow, you will find a discussion of the Funds' investment performance by the portfolio management teams. The analyses highlight key factors influencing recent performance of the funds and are followed by detailed financial statements for the six-month period ended April 30, 2000.

Our continuing goal is to provide you with high-quality investment management services across a broad range of specialized mutual funds. As always, the Board of Trustees of the Trust and the employees of Deutsche Asset Management thank you for investing in our family of mutual funds. We appreciate your continued support and confidence.

Sincerely,


                               /s/ Patrick Dean
                        Patrick Deane, Fund Director of
                          International Select Equity


                               /s/ Neil Jenkins
                         Neil Jenkins, Fund Director of
                            Emerging Markets Equity


                              /s/ Richard Curling
                       Richard Curling, Fund Director of
                         International Small Cap Equity


                               /s/ Michael Levy
                       Michael Levy, Managing Director of
                              European Equity Fund

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International Equity Funds
 . International Select Equity
 . European Equity
 . International Small Cap Equity
 . Emerging Markets Equity

MARKET REVIEW

While many forecasters had expected global economic growth to accelerate towards the end of 1999 and into 2000, the acceleration was even beyond expectations.

Indeed, in response to such strong growth, interest rates rose in all G7 countries, except Japan. In Europe, the European Central Bank raised rates four times during the six months ended April 30, 2000. There had been concern as to the underlying strength of the global economic recovery as well as the growth in money supply, but inflation remained largely benign. Throughout 1999, higher oil prices made headlines, but energy inflation failed to significantly impact core inflation. This scenario changed in 2000, when nascent inflationary pressures were seen in both Europe and the U.S.

--------------------------------------------------------------------------------
/1/Past performance is no guarantee of future results. Morningstar proprietary ratings on U.S. domiciled funds reflect historical risk-adjusted performance as of April 30, 2000. The ratings are subject to change every month. Morningstar ratings on U.S. domiciled funds are calculated from the funds' three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. International Select Equity and European Equity were rated 5 stars among 1,138 International Equity funds for the 3-year period. International Small Cap was rated 4 stars among 1,138 and 3 stars among 687 International Equity funds for the 3- and 5-year periods, respectively. Emerging Markets Equity was rated 2 stars among 1,138 and 687 International Equity funds for the 3- and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars. The Funds were rated exclusively against U.S. domiciled funds. Ratings are for the Institutional Class only. Other classes may vary.

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                                       3
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International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

International equity markets significantly outperformed weak bond markets, supported by corporate merger and acquisition activity and strong corporate earnings, especially in Europe. European equity markets were further helped by positive news on German tax reform, corporate restructuring, a strengthening unified economy and considerable inflows from retail investors into technology stocks. The Japanese equity market was an overall good performer, although volatile and extremely narrow.

There was also severe volatility and sector rotation within the Europe, Australia and Far East markets as a whole. As the semi-annual period began, international equity markets, which had been largely flat, began to rally sharply. This was partly in response to the excess liquidity pumped into markets by the central banks as Y2K approached. However, the rally was largely concentrated in the "New Economy" growth stocks that were benefiting from the explosion of the technological age and the increasingly buoyant world economy. Towards the end of the six months, valuations were stretched to unprecedented levels, and some of these "New Economy" growth stocks began to falter. International markets, taking their lead from the technology-dominated NASDAQ in the U.S., suffered losses in March and April. The sell-off was further exacerbated by the negative judgment against Microsoft, which became public at the end of March.

Emerging equity markets, with the exception of South Africa, generally performed well over the semi-annual period, including those in Asia, Latin America and Central Europe. In fact, the emerging markets outperformed most developed global markets for the six months ended April 30, 2000.

In terms of currencies, although the European Central Bank raised rates preemptively against inflation, the euro failed to respond. The weak euro remained a factor of influence through the semi-annual period, despite a supportive trade surplus that reflected the continued growth differential between the U.S. and Europe. The continued weakness of the currency has meant that monetary conditions in Europe remain loose. The British sterling, in comparison, was extremely strong, negatively impacting the U.K. manufacturing sector. Still, the sterling continued in its trading range against the yen and the U.S. dollar. The yen was broadly unchanged, although there was some official intervention in foreign exchange markets to stem its appreciation.

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 . International Select Equity
(formerly the Morgan Grenfell International Select Equity Fund)

International Select Equity produced a return of 40.78% for the six months ended April 30, 2000, as compared to just 6.72% for the MSCI EAFE Index in U.S. dollar terms.*

The Fund is a focused portfolio of what we believe to be the best ideas from international markets represented in the MSCI EAFE Index. It is managed by a team of five specialists supported by a research base of over 240 investment professionals. The team remains focused on growth companies with a high and sustainable return on capital and pays careful attention to a range of valuation measures. There is a consistent emphasis on the long term. There is no active allocation between countries and regions. In fact, the Fund's outperformance during the semi-annual period was primarily due to individual stock selection across all regions. Importantly, the Fund was not hedged during the period.

Technology was a strong investment theme during the six months, and the Fund did benefit from its holdings in this sector. The Fund's investments in technology were concentrated in companies where we regard the franchise or competitive advantage to be well established, such as Sage, ARM, Ericsson, SCMicrosystems and GFI Informatique. Such companies generally provide equipment and/or expertise related to the technology revolution. They each demonstrate sound business models, a strong franchise in its respective field and excellent management capabilities. We believe that such companies will continue to generate significant performance even in an environment of market insecurity. Taking a long-term view, the valuations of these companies remain attractive.

Effective stock selection and portfolio balance across sectors proved important in March and April 2000 when the Fund held up well during extreme volatility. Some stocks began to be traded on what can only be considered unsustainable multiples. For example, price targets in stocks such as Softbank (the Japanese Internet company), Canal Plus (French media), Sonera (Finland's mobile

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                                       4
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International Equity Funds
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Letter to Shareholders

operator), UPC (Netherlands cable operator), Lagardere (French defense and media company) and ConSors AG (German on-line discount broker) were all reached rapidly. We sold these holdings.

The telecommunications sector offered interesting opportunities, experiencing strong corporate merger and acquisition activity. For example, in the U.K., Vodafone Airtouch countered Mannesmann's (Germany) offer for Hutchison Whampoa's stake in mobile operator Orange with a hostile bid for the enlarged Mannesmann group. Also in the U.K., Telewest and Flextech announced a merger that has created an integrated communications and media group with enhanced growth potential in advertising and e-commerce revenues. In Japan, one major positive contributor was NTT DoCoMo, where growth in mobile phone subscribers significantly surpassed analyst expectations. Overall, we reduced the Fund's exposure to the telecommunications sector during the semi-annual period, focusing on those companies whose valuations still fail to fully reflect prospects.

The portfolio also contained a number of core holdings in stable growth areas, such as food and retailing through companies including Nestle, Allied Domecq, Ahold, Asahi Breweries and Kao Corp., and pharmaceuticals through companies including Akzo Nobel and Fujisawa.

Toward the end of the semi-annual period, we found it harder to find compelling purchase candidates to replace many of the positions sold during these months. Those recent additions to the portfolio that we did find are generally in the mid-cap area, where we identified a number of interesting, under-researched companies with good growth profiles and relatively modest valuations. These included TNT Post Group in the Netherlands, Amadeus Travel Group in Spain and Valeo in France. At the end of the period, the Fund maintained a cash position of about 10%, which we intend to use opportunistically to capitalize on market volatility or specific stock weaknesses.

We do expect market volatility to continue for some time, but believe that it may lessen in the second half of the year. The Fund's positioning remains entirely determined by our views on specific companies. While we continue to be able to find attractive new investment opportunities, valuations had become somewhat stretched over the semi-annual period, and though they have corrected a bit recently, there is still some way to go. In terms of regional allocation, the Fund remains underweight in Japan and overweight in the U.K. and continental Europe. We intend to maintain our strict focus on strong stock selection across the market sectors, as we seek only the most competitive, high quality companies in a select portfolio of 30 to 40 stocks.

*One factor impacting the International Select Equity Fund's performance was the Fund's recent investment in initial public offerings (IPOs) during the first quarter of the year. These investments had an extraordinary effect on the Fund's recent performance. There is no assurance that these investments or the Fund's future investments in IPOs will have the same effect on the Fund's future performance.

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 . European Equity
(formerly the Morgan Grenfell European Equity Growth Fund)

European Equity produced a return of 151.27% for the six months ended April 30, 2000, dramatically outperforming the 8.45% return of the MSCI Europe Index. This strong outperformance is particularly notable given the volatility of the European markets during the semi-annual period.*

The most significant macroeconomic event affecting the European equity markets was central bank policies in combat with strong underlying economic growth. Toward the end of 1999, central banks conducted a loose monetary policy given Y2K liquidity concerns. This, combined with a strong underlying growth rate in Europe, led to strong performance by growth stocks. But following the lead of Federal Reserve Board action in the U.S., the European Central Bank then tightened policy, raising rates three times during the first four months of 2000. The peripheral markets that had led the European economic recovery continued to show strong GDP growth, but their stock markets quieted on concerns of overheating. Spain, Ireland and Portugal were negatively impacted. The Dutch market also suffered despite healthy economic growth in the Netherlands. The U.K. market underperformed the continent, held back by the dual headwinds of the increasing interest rates and persistantly strong sterling. The fund was underweight in the U.K., avoiding currency sensitive sectors.

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                                       5

International Equity Funds
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Letter to Shareholders

The two power engines of the continent were Germany and France, and the Fund was overweight in both of these markets. Germany was one of the top performing markets in Europe for two primary reasons. First, the German government is committed to tax reform. Munich Re, a recently established position, is a prime beneficiary of this watershed change in the German tax regime which will encourage the restructuring of its large industrial portfolio. Another development in German companies is an increasing focus on core competencies and a shedding of peripheral businesses. Fund holding Mannesmann exemplified this trend, as it was recently purchased by Vodafone at a handsome premium. Several of the Fund's new positions come from spin-offs of German conglomerates. For example, both EPCOS, a leading passive components company with gearing to cellular handsets, and Infineon, a large diversified semiconductor company, are both spin-offs of large German conglomerate Siemens AG.

Weakness in the euro currency helped exporters and companies with large operations outside of the continent. Many global blue-chip growth stocks which were amongst the fund's largest holdings outperformed over the period, in particular those in the technology, media and telecoms (TMT) sectors, such as Siemens AG, Philips Electronics, Nokia, Canal Plus and Telefonica. Early in the new year, we trimmed our positions in some of our TMT holdings to lock in gains. The fund was also able to take advantage of a bouyant initial public offering
(IPO) market by participating in some exciting opportunities. Profits were taken in some of those investments whose momentum carried them ahead of their fundamentals.

Equally important, we were underweight in sectors that were hurt by the collapse in the bond market, such as banks. In March, when valuations of financials toughened, we gradually began to increase the Fund's weighting to this sector. We purchased Hypo Vereinsbank, a mortgage bank in Germany that has written off most of its problem loans in Eastern Europe. We also purchased Royal Bank of Scotland and Italian insurer RAS. During the last two months of the period, we added to our energy exposure and initiated a position in the oil services sub-sector. These oil services companies had been hard hit following the Asian crisis, but have begun to rise on the back of higher oil prices and increased consumer demand.

Looking forward, we maintain our "growth at a reasonable price" strategy as well as our positive long-term outlook for European equities. Europe and its equity culture are undergoing a revolution. EMU agreements have forced fiscal discipline, fostered deregulation and initiated privatization. High growth markets, such as the Neuer Market in Germany and the Nouvelle Marche in France, are being established. Entire new businesses are being created, such as temporary employment agencies, which only became legal in several countries over the last two years. These factors along with a low inflation global economic environment are supportive for heightened corporate earnings growth and a narrowing of economic growth differentials between the U.S. and Europe.

At the same time, volatility will no doubt continue. Thus, it is important to remember that equity investing whether home or abroad is a long-term endeavor. While we intend to continue to seek growth from the technology, media and telecommunications sectors, we also intend to increase diversification in the portfolio by seeking new names in the financial, energy and other sectors where our bottom-up discipline makes a compelling investment case.

*One factor impacting the European Equity Fund's performance was the Fund's recent investment in an initial public offering (IPO). This investment had an extraordinary effect on the Fund's recent performance. There is no assurance that this investment or the Fund's future investments in IPOs will have the same effect on performance as the IPO did for February.

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 . International Small Cap Equity
(formerly the Morgan Grenfell International Small Cap Equity)

International Small Cap Equity outperformed its benchmark for the six months ended April 30, 2000 with a return of 29.03% as compared to 14.25% for the SSB Global Equity Extended Market Index. We continued to focus our investment strategy on high quality, growth companies with visible earnings streams and above average return on capital. Through a disciplined investment process with a clear control of risk, we believe we have constructed a portfolio of the best small businesses outside the United States as we seek to deliver excellent performance over the long term.*

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                                       6

International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

Within European small capitalization equities, the main driver of Fund performance during the semi-annual period was its high exposure to the technology sector. In particular, the Fund was strongly overweight in smart-card related stocks, where our research revealed many companies with good opportunities for growth and already positive free cash flow. The Fund was also overweight in the media sector, where we believe European companies with strong content are well placed for strong growth and the generation of free cash.

In March and April, when European small cap markets experienced some consolidation, broader equity markets grew increasingly volatile and European small cap stocks in particular suffered the derating of the technology sectors, we began to reduce exposure to stocks that had performed well but were now deemed overvalued. With these profits and in an effort to control risk, we added holdings in more attractively valued stocks in traditional sectors such as engineering and utilities. We sold ASM Lithography, Aumar, FI System, Randstad Holdings and Securitas. We either created or added to positions in Bachem, Biodata, Eurotunnel, Kuoni, Lectra Systems, Nutreco and Riverdeep Interactive.

Within the U.K., we retained the Fund's overweight exposure to growth stocks where volume growth and pricing power were not reflected in valuations. For example, one of the Fund's larger U.K. holdings was Sage, a software company selling to small businesses in the U.S., the U.K. and continental Europe. In our view, this company can benefit from high levels of repeat upgrade income and has significant potential to leverage its customer loyalty by providing e-commerce enabled sites for its clients. New additions to the Fund's U.K. portfolio during the semi-annual period included ED&F Man, a company that has a proven quantitative fund management business with strong growth prospects. Another was Autonomy, a company with superior browser software that can be applied to the substantial volume of unstructured data existing on the Internet as well as on intranets operated by corporations for their own internal use.

In Asia ex-Japan, the macroeconomic fundamentals for small cap stocks remained particularly positive for Hong Kong and Singapore. We focused on companies that we believe should benefit from their niche positions in a global market, such as logistics and contract manufacturers, as well as on consumer stocks that should be beneficiaries of the long-term growth in domestic consumption.

The Japanese small cap equity market followed the same basic pattern as most other international small cap markets--rising more or less consistently over the first four months before peaking in February and then showing significant volatility in March and April. The first four months saw continued buying support by foreigners correcting underweight positions in light of seemingly improved economic statistics. The volatility later in the period was due to a combination of several factors. These included:

 . weaker economic statistics following a fall-off in fiscal stimulus;
 . profit taking in the highly valued "New Economy" stocks where 1999 market performance was concentrated;
 . concerns about the effect of rising interest rates on the U.S. stock markets in general and the highly valued technology issues of NASDAQ in particular; and
 . stock specific issues such as Hikari Tsushin's surprise earnings downgrade, which in turn damaged the valuations of many other "New Economy" securities.

During the semi-annual period, we sold certain economically sensitive stocks such as Kagome, Nippon Zeon and Yamato Kogyo and replaced them with high quality secular growth stocks such as Trend Micro, Yokowo and Net One Systems.

Looking ahead, we expect market volatility to continue in the international small cap equity markets, primarily due to continued uncertainty about developments in the U.S. Over the medium to long term, however, we remain generally positive. High growth markets, such as the Neuer Market in Germany, the Nouvelle Marche in France and the TSE Mothers market and NASDAQ Japan in Japan are being established. We believe there will be a strong flow of high quality Initial Public Offerings (IPOs) into the small cap sector from these new markets and from existing over-the-counter markets. Another positive factor is the shift across the international markets from durables consumption to services and information technology (IT) consumption. The small cap sector has a relatively higher concentration in IT and services companies than the large cap sector. Finally, merger and acquisition activity remains strong.

In Europe, we remain focused primarily on the U.K., Germany, France and Switzerland and on business and public services within those markets. In Asia ex-Japan, we remain positive on Hong Kong and Singapore. Economic recovery there is on track, notwithstanding

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                                       7
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International Equity Funds
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Letter to Shareholders

Hong Kong's peg to the US dollar. In Japan, weaker economic statistics on the back of the fall-off in fiscal spending may cause volatility in the near term. But over the longer term, there is the promise of further fiscal stimulus, ongoing restructuring at the corporate level to improve profitability and the likely flow of funds out of postal savings and other areas into the small cap stock markets.

*One factor impacting the International Small Cap Equity Fund's performance was the Fund's recent investment in initial public offerings (IPOs) during the first quarter of the year. These investments had an extraordinary effect on the Fund's recent performance. There is no assurance that these investments or the Fund's future investments in IPOs will have the same effect on the Fund's future performance.

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 . Emerging Markets Equity
(formerly the Morgan Grenfell Emerging Markets Equity)

Overall, emerging equity markets performed well over the semi-annual period due primarily to three clear themes. First, Y2K-related risk abated. Second, aggregate interest rates declined in key markets. Finally and most importantly, the telecommunications, media and technology (TMT) sectors were re-rated. While the TMT sectors' performance positively impacted stock markets worldwide, emerging markets typically have a greater percentage of their respective market capitalizations concentrated in these three sectors and were therefore particularly sensitive to the re-rating.

Within Asia, the strongest equity markets were Malaysia, Taiwan and India. Malaysia rose as foreign investors re-entered its market anticipating its re-inclusion in the MSCI indices in May 2000. The Taiwan market was volatile following the earthquake in the fourth quarter of 1999 and in the weeks leading up to its presidential election in March. However, both events proved to have short-term effect and the combined influences of economic recovery and the technology rally drove the Taiwan market higher. The Indian market performed well primarily due to its significant weighting in software stocks.

The rally in Latin American equity markets continued, sustained by economic acceleration, currency strength and declining interest rates in the two principal economies of the region. Mexico was awarded an investment grade rating on its sovereign debt by Moody's in March, which led to a further fall in interest rates. In Brazil, inflation fears receded sufficiently to enable its central bank to cut overnight rates for the first time in eight months. A bias toward telecommunications stocks across the region's benchmark indices also contributed to positive performance.

Central European markets performed well on improving corporate fundamentals and economic convergence with continental Europe. The Russian market responded particularly well to the resignation of President Yeltsin in January and to the nation's improving economy. The Turkish market had considerable strength through 1999 but experienced a degree of profit taking late in the semi-annual period.

The South African equity market was negatively impacted by its predominately "Old Economy" status and its dependence on commodities. Its currency also weakened late in the semi-annual period as foreign investors reduced their exposure to this market.

Our strategy for the Fund was to favor those markets with greatest exposure to the technology sectors where products and earnings appear sustainable in the long term as well as those markets in nations with declining interest rates. Thus, the Fund was overweight in India, Malaysia and Mexico throughout the semi-annual period. Equally important, the Fund remained underweight in Greece and Argentina, where we considered valuations unjustifiably high. This strategy proved quite effective. The Emerging Markets Equity Fund outperformed its benchmark for the six months ended April 30, 2000 with a return of 16.06% as compared to 13.87% for the MSCI Emerging Markets Free Index.

MARKET OUTLOOK

Following a period of outperformance by "New Economy" stocks through much of the semi-annual period, we expect March and April's increased attention to fundamentals to continue over the remainder of 2000. Among the "New Economy" companies, competition will no doubt be fierce and not all will survive. This, along with an environment of rising interest rates, will likely mean continued market volatility.

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                                       8
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International Equity Funds
--------------------------------------------------------------------------------
Letter to Shareholders

Regionally, we believe accelerating deregulation, restructuring and consolidation are key catalysts for earnings growth in Europe. The convergence of information and communication technologies and their application to traditional businesses are additional stimuli for further market gains. If Japan's growth potential is to be fully realized, we believe the nation will need to complement its leading position in "New Economy" technology with a willingness to alter traditional ways of doing business.

We are generally positive in our outlook for the emerging equity markets. In Asia, fundamentals remain strong with economic growth gaining momentum in a low inflation environment. More critical perhaps is that unlike in the past, the region's economic growth is likely to translate into profits in the relatively near term, as many companies have restructured in the last year or so and have re-focused on core competencies. Asian economies are also highly geared to the rapidly growing global demand for technology products and services. In fact, electronics account for about 50% of the region's total exports. We believe the Asian equity markets should also benefit from increased cash flow in anticipation of MSCI index changes that will begin to take effect in phases beginning in May 2000.

Latin American markets, and these markets' TMT sectors in particular, are vulnerable to Wall Street weakness, but overall we remain positive. In Brazil, with its currency stable, GDP growth ahead of expectations and export performance improving, we believe that interest rates can fall significantly by the end of the year and that this should have a positive impact on the equity market as a whole. In Mexico, we believe that much of the good news--including less than 10% inflation, strong economic growth and low interest rates--is already priced into the market. Still, we continue to find attractively priced individual stocks and sectors. Of the three major regional markets, we continue to be the least optimistic about Argentina.

We expect Central Europe's good performance to continue as economic growth recovers following Russia's troubles and as inflation is expected to decline. We are particularly positive on the Russian economy ahead, given the stability following the presidential elections and the strong cash flow from commodity companies. In Israel, inflation continues to improve. Interest rate cuts and economic acceleration should provide support to Israel's stocks. We believe there is further upside in specific Turkish stocks. Also, since the beginning of Turkey's economic adjustment program, there has been progress on both inflation and privatization, which in turn are supporting valuations. While further downside is likely near-term in the Greek market, many stocks are close to levels seen in mid-1999, prior to the start of the speculative bubble.

Most indicators are positive on the South African equity market, despite its recent weakness. South Africa's trade account has shown surpluses above expectations, GDP growth and money supply are rising and inflation has been stable. The outlook for earnings growth is therefore reasonable, subject to its currency not weakening further.

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                                       9

International Equity Funds
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Performance Comparison

INTERNATIONAL SELECT EQUITY, INSTITUTIONAL CLASS/2/, MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE MAY 15, 1995)

--   International Select Equity,
     Institutional Class - $783,775

--   Morgan Stanley Capital International
     (MSCI) EAFE Index - $414,300

--   Lipper International Equity Funds
     Average - $468,350

May-95    250,000  250,000  250,000
Apr-96    311,631  282,334  290,964
Apr-97    314,951  280,640  317,850
Apr-98    371,136  334,607  386,187
Apr-99    472,636  367,432  395,533
Apr-00    783,775  414,300  468,350

Average Annual Total Return for the Period Ended April 30, 2000.
1 year 65.83%. 3 year 35.51%. Since 5/15/95/1/ 25.90%.
Benchmark returns are for the period beginning 5/31/95.

INTERNATIONAL SELECT EQUITY, INVESTMENT CLASS/3/, MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND LIPPER INTERNATIONAL EQUITY FUNDS AVERAGE GROWTH OF A $2,500 INVESTMENT (SINCE OCTOBER 29, 1999)

Oct-99                            2500     2500  2500
Apr-00                            3487     2668  2854

-International Select Equity,
 Investment Class - $3,487

-Morgan Stanley Capital International
 (MSCI) EAFE Index - $2,668

-Lipper International Equity Funds
 Average - $2,854

Average Annual Total Return for the Period Ended April 30, 2000.
Since 10/29/99/1/ 39.47%.
Benchmark returns are for the period beginning 10/31/99.

--------------------------------------------------------------------------------
Past performance is not indicative of future results. One factor impacting the International Select Equity Fund's performance was the Fund's recent investment in initial public offerings (IPOs) during the first quarter of the year. These investments had an extraordinary effect on the Fund's recent performance. There is no assurance that these investments or the Fund's future investments in IPOs will have the same effect on the Fund's future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived.
The MSCI EAFE Index of major stocks in Europe, Australia and the Far East is a widely accepted unmanaged benchmark of international stock performance. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
/1/ The Fund's inception date.
/2/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.
/3/ On February 28, 2000 the Service Shares were renamed the Investment Class.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison

EUROPEAN EQUITY, INSTITUTIONAL CLASS/2/, MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX AND LIPPER EUROPEAN REGIONS FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE SEPTEMBER 3, 1996)

Sep-96      250,000  250,000  250,000
Apr-97      297,702  294,171  287,047
Apr-98      407,145  429,284  406,890
Apr-99      416,684  454,912  415,312
Apr-00    1,140,050  499,025  482,375

-European Equity,
 Institutional Class - $1,140,050

-Morgan Stanley Capital International
 (MSCI) Europe Index - $499,025

-Lipper European Region Funds
 Average - $482,375

Average Annual Total Return for the Period Ended April 30, 2000.
1 year 173.60%. 3 year 56.45%. Since 9/3/96/1/ 51.46%.
Benchmark returns are for the period beginning 8/31/96.

--------------------------------------------------------------------------------
Past performance is not indicative of future results. One factor impacting the European Equity Fund's performance was the Fund's recent investment in an initial public offering (IPO). This investment had an extraordinary effect on the Fund's recent performance. There is no assurance that this investment or the Fund's future investments in IPOs will have the same effect on performance as the IPO did for February. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived.
The MSCI Europe Index of major markets of Europe is an unmanaged benchmark of international stock performance. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
/1/ The Fund's inception date.
/2/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison


INTERNATIONAL SMALL CAP EQUITY, INSTITUTIONAL CLASS/2/ AND SSB GLOBAL EQUITY EXTENDED MARKET INDEX GROWTH OF A $250,000 INVESTMENT (SINCE JANUARY 3, 1994)

Jan-94    250,000  250,000
Apr-94    263,000  291,663
Apr-95    226,085  292,020
Apr-96    277,932  328,187
Apr-97    236,322  285,673
Apr-98    253,268  295,988
Apr-99    283,173  366,668
Apr-00    418,975  428,525

--   International Small
     Cap Equity - $418,975

--   SSB Global Equity Extended
     Market Index - $428,525

Average Annual Total Return for the Period Ended April 30, 2000.
1 year 47.96%. 5 year 13.13%. Since 1/3/94/1/ 8.51%.
Benchmark returns are for the period beginning 12/31/93.

--------------------------------------------------------------------------------
Past performance is not indicative of future results. One factor impacting the International Small Cap Equity Fund's performance was the Fund's recent investment in initial public offerings (IPOs) during the first quarter of the year. These investments had an extraordinary effect on the Fund's recent performance. There is no assurance that these investments or the Fund's future investments in IPOs will have the same effect on the Fund's future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived.
SSB Global Equity Extended Market Index comprises the small capitalization equities of each country in the Salomon Broad Market Index. The unmanaged Index contains approximately 3,000 issues in more than 20 countries.
/1/ The Fund's inception date.
/2/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.

--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Performance Comparison

EMERGING MARKETS EQUITY, INSTITUTIONAL CLASS/2/ MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX AND LIPPER EMERGING MARKETS EQUITY FUNDS AVERAGE GROWTH OF A $250,000 INVESTMENT (SINCE FEBRUARY 1, 1994)

Feb-94                                250,000  250,000  250,000
Apr-94                                223,500  215,385  213,664
Apr-95                                215,923  205,025  194,798
Apr-96                                243,386  234,508  223,336
Apr-97                                255,935  244,568  241,917
Apr-98                                231,809  209,032  211,097
Apr-99                                186,034  187,732  179,707
Apr-00                                232,925  237,175  234,275

--   Emerging Markets Equity - $232,925

--   Morgan Stanley Capital International Emerging
     Markets Free Index - $237,175

--   Lipper Emerging Markets Equity
     Funds Average - $234,275

Average Annual Total Return for the Period Ended April 30, 2000.
1 year 25.21%. 3 Year (3.09)%. 5 Year 1.53%. Since 2/1/94/1/ (1.13)%.
Benchmark returns are for the period beginning 1/31/94.

--------------------------------------------------------------------------------
Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. Performance would have been lower during the specified period if certain fees and expenses had not been waived.
MSCI Emerging Markets Free Index is an unmanaged Market Capitalization Index of over 850 stocks traded in 22 world markets. Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
/1/ The Fund's inception date.
/2/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.

--------------------------------------------------------------------------------

International Select Equity
--------------------------------------------------------------------------------
Schedule of Investments   April 30, 2000 (Unaudited)

 Shares              Description                       Value

             Foreign Common Stocks - 93.3%
             Finland - 5.3%
  213,600      Nokia Oyj.........................    $ 12,263,778
                                                     ------------


               France - 9.4%
   28,730      GFI Informatique..................       4,208,770
   45,450      Total Fina SA.....................       6,902,142
    8,020      UBI Soft Entertainment
                SA* .............................         371,802
   98,400      Valeo SA..........................       5,461,584
   48,090      Vivendi...........................       4,760,771
                                                     ------------
                                                       21,705,069
                                                     ------------

               Germany - 1.7%
   48,180      SCM Microsystems, Inc.*...........       3,945,508
                                                     ------------

               Hong Kong - 2.3%
1,340,000      Li & Fung Ltd.....................       5,229,805
                                                     ------------

               Italy - 4.2%
1,501,930      Banca Nazionale Del
                Lavoro (BNL)*....................       4,919,782
  488,610      Telecom Italia SPA................       4,668,155
                                                     ------------
                                                        9,587,937
                                                     ------------

               Japan - 21.5%
  500,000      Asahi Breweries Ltd...............       5,093,536
   75,000      Capcom Co., Ltd...................       2,778,292
   37,500      Capcom Co., Ltd. - New*...........       1,389,146
  280,000      Daito Trust Construction
                Co., Ltd.........................       4,408,224
  165,000      Fujisawa Pharmaceutical
                Co., Ltd.........................       6,188,646
  180,000      Kao Corp..........................       5,484,349
    1,380      Keyence Corp......................         458,168
  160,000      Nihon Denpa Kogyo Co.,
                Ltd..............................       5,882,571
   25,000      Nintendo Co., Ltd.................       4,167,438
      125      NTT DoCoMo, Inc.*.................       4,179,015
  850,000      Sanyo Electric Co., Ltd...........       5,675,588
   36,000      Takefuji Corp.....................       3,810,706
                                                     ------------
                                                       49,515,679
                                                     ------------

               Netherlands - 11.5%
  131,200      Akzo Nobel NV.....................       5,375,631
  130,920      ASM Lithography
                Holding NV*......................       5,122,337
  221,970      Koninklijke Ahold NV..............       5,180,543
  122,268      Philips Electronics...............       5,459,119
   98,900       VNU NV...........................       5,295,859
                                                     ------------
                                                       26,433,489
                                                     ------------

               Portugal - 1.7%
  249,620      Telecel Comuni Pes SA.............    $  3,952,049
                                                     ------------

               Spain - 2.4%
  248,409      Telefonica de Espana..............       5,533,150
                                                     ------------

               Sweden - 5.8%
  149,052      Ericsson LM,
               Series B..........................      13,270,157
                                                     ------------

               Switzerland - 4.9%
    3,310      Nestle SA.........................       5,839,708
    2,206      Compagnie Financiere
                Richemont........................       5,364,250
                                                     ------------
                                                       11,203,958
                                                     ------------
               United Kingdom - 22.6%
1,166,830      Allied Domecq Plc.................       5,720,805
  353,100      Arm Holdings Plc*.................       3,602,656
   56,177      BATM Advanced
                Communications Ltd...............       3,981,565
1,009,381      Billiton Plc......................       3,749,966
1,329,814      British Energy Plc................       3,542,182
   87,655      Colt Telecom Group Plc*...........       3,726,182
  139,150      Geo Interactive Media
                Group Plc*.......................       2,606,466
  276,050      Kingston Communication
                Plc*.............................       3,452,925
  153,956      Logica Plc........................       4,640,464
  455,225      Marconi Plc.......................       5,683,468
  486,292      Telewest Communications
                Plc*.............................       2,956,132
1,842,157      Vodafone Airtouch Plc.............       8,450,760
                                                     ------------
                                                       52,113,571
                                                     ------------

Total Foreign Common Stocks
(Cost $220,480,546)...............................    214,754,150
                                                     ------------

               Foreign Preferred Stocks - 2.1%
               Germany - 2.1%
     9,200 Mars & Lautens.........................      4,871,969
                                                     ------------
Total Foreign Preferred Stocks
(Cost $3,169,928).................................      4,871,969
                                                     ------------

Total Investments
 (Cost $223,650,474)...................   95.4%      $219,626,119

Other Assets in Excess of
   Liabilities.........................    4.6%        10,475,391
                                         -----       ------------

Total Net Assets.......................  100.0%      $230,101,510
                                         =====       ============

________________________________________________________________
*Non-income producing security

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

European Equity
--------------------------------------------------------------------------------
Schedule of Investments   April 30, 2000 (Unaudited)


 Shares              Description                            Value

               Foreign Common Stocks - 80.8%
               Czech Republic - 0.7%
     26,635    Zagrebacka Banka Gdr 144A.............  $    384,210
                                                       ------------

               Finland - 5.2%
     79,386    JOT Automation Group Oyj..............       574,255
     20,760    Nokia Oyj.............................     1,191,929
     12,386    Sonera Oyj............................       681,836
      7,149    Tietoenator Oyj.......................       344,758
                                                       ------------
                                                          2,792,778
                                                       ------------

               France - 12.9%
      8,364    Banque Nationale de Paris.............       676,565
      4,842    Business Objects SA ADR*..............       473,911
      5,221    Canal Plus............................     1,007,125
      2,324    Christian Dior SA.....................       552,970
      4,850    Coflexip SA...........................       472,193
      2,873    Galeries Lafayette....................       489,106
      8,165    Total Fina SA.........................     1,239,956
        490    TV Francaise..........................       335,726
      9,830    Vivendi...............................       973,142
      3,810    STMicroelectronics NV.................       722,709
                                                       ------------
                                                          6,943,403
                                                       ------------

               Germany - 15.0%
        947    ADVA AG Optical
                 Networking..........................       520,452
     11,563    Bayer AG..............................       479,239
      9,000    Bayerische Vereinsbank................       557,678
     22,086    Deutsche Lufthansa AG.................       461,204
      5,853    Epcos AG*.............................       828,138
     15,143    Infineon Technologies AG*.............     1,047,175
      2,002    Intershop Communications
                 AG*.................................       889,861
     13,800    Jenoptik AG...........................       396,789
     18,022    Kamps AG..............................       589,516
      1,684    Muenchener
                 Rueckversicherungs..................       491,859
      9,526    Siemens AG............................     1,406,769
     20,420    Thyssen Krupp AG......................       427,344
                                                       ------------
                                                          8,096,024
                                                       ------------

               Ireland - 2.3%
     77,361    Bank of Ireland.......................       522,300
     17,200    Elan Corp. ADR*.......................       737,450
                                                       ------------
                                                          1,259,750
                                                       ------------

               Israel - 1.3%
      8,043    Orckit Communications
                 Ltd.*...............................  $    355,903
     31,330    Partner Communications
                 Co. ADR*............................       334,839
                                                       ------------
                                                            690,742
                                                       ------------

               Italy - 3.8%
    130,610    Banca Nazionale del
                 Lavoro*.............................       427,831
     47,130    RAS SPA...............................       482,012
     18,060    San Paolo - IMI SPA...................       253,065
     84,948    Seat Pagine Gialle SPA................       373,331
     79,973    Telecom Italia SPA....................       504,278
                                                       ------------
                                                          2,040,517
                                                       ------------

               Netherlands - 7.7%
     10,284    ASM Lithography Holdings
                 NV*.................................       402,369
     27,196    Buhrmann NV...........................       701,539
     14,867    ING Groep NV..........................       811,920
      5,993    Kloninklijke KPN NV...................       604,468
     32,160    Philips Electronics...................     1,435,905
      2,270    OpenTV Corp.*.........................       185,856
                                                       ------------
                                                          4,142,057
                                                       ------------

               Poland - 2.0%
      6,071    Agora SA GDR*.........................       140,999
     12,900    Agora SA GDR 144A*....................       299,603
     14,167    Prokom Software SA
                 GDR 144A*...........................       286,173
     48,127    Telekomunikacja Polska
                 GDR 144A............................       369,375
                                                       ------------
                                                          1,096,150
                                                       ------------

               Spain - 5.0%
     18,300    Banco Popular Espanol.................       494,540
     42,704    Banco Santander Central
                 Hispano.............................       445,683
     50,792    Telefonica de Espana..................     1,131,359
     33,000    Union Electrica Fenosa SA.............       632,662
                                                       ------------
                                                          2,704,244
                                                       ------------

               Sweden - 2.5%
     15,361    Ericsson LM, Series B.................     1,367,596
                                                       ------------

    The accompanying notes are an integral part of the financial statements
--------------------------------------------------------------------------------

European Equity
--------------------------------------------------------------------------------
Schedule of Investments   April 30, 2000 (Unaudited)


 Shares              Description                          Value

              Switzerland - 5.0%
      6,878   ABB Ltd.............................   $    772,383
        910   Adecco SA...........................        747,287
        215   Ares-Serono SA `B' (BR).............        660,684
        551   SEZ Holding AG......................        510,037
                                                     ------------
                                                        2,690,391
                                                     ------------

              Turkey - 1.4%
 20,869,100   Global Menkul Degerler AS...........        259,549
    233,090   Vestel..............................         87,731
 13,320,680   Yapi ve Kredi Bank..................        425,072
                                                     ------------
                                                          772,352
                                                     ------------

              United Kingdom - 16.0%
     36,490   ARM Holdings Plc*...................        372,305
      4,320   Baltimore Technologies Plc*.........        434,912
     20,094   Barclays Bank.......................        513,953
     10,820   Bookham Technology Spon
               ADR*...............................        562,640
     15,110   BP Amoco............................        770,610
     33,369   Cable & Wireless Plc................        552,536
     31,120   Celltech Group Plc*.................        509,964
     12,888   Colt Telecom Group Plc*.............        547,864
     12,970   Logica Plc..........................        390,935
      5,950   NTL Incorporated*...................        455,175
     88,638   Reckitt Benckiser Plc...............        905,748
     43,690   Royal Bank of Scotland
               Group Plc..........................        678,177
    100,963   Shell Transport &
               Trading Co.........................        821,736
    235,495   Vodafone Airtouch Plc...............      1,080,316
                                                     ------------
                                                        8,596,871
                                                     ------------

Total Foreign Common Stocks
  (Cost $48,795,764)..............................   $ 43,577,085
                                                     ------------

               Foreign Preferred Stocks - 0.9%
               Germany - 0.9%
               782 SAP AG.........................        460,367
                                                     ------------
Total Foreign Preferred Stocks
 (Cost $697,249)..................................        460,367
                                                     ------------

Total Investments
 (Cost $49,493,013).....................   81.7%     $ 44,037,452

Other Assets in Excess
  Liabilities...........................   18.3%        9,829,004
                                          -----      ------------

Total Net Assets........................  100.0%     $ 53,866,456
                                          =====      ============

__________________________________________________________________
 *Non-income producing security

ADR   American Depository Receipt

GDR   Global Depository Receipt

144A Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements
--------------------------------------------------------------------------------

International Small Cap Equity
------------------------------------------------------------------------------
Schedule of Investments  April 30, 2000 (Unaudited)


Shares              Description                 Value
------              -----------                 -----

            Common Stocks - 92.1%
            Austria - 0.4%
    560     Cybertron Telekom AG..........  $    94,368
                                            -----------
            Belgium - 0.2%
  3,100     Custom Silicon Configuration
             Services*....................       58,106
                                            -----------
            Denmark - 1.3%
  3,020     Navision Software*............      221,056
    800     William Demant................      121,508
                                            -----------
                                                342,564
                                            -----------
            Finland - 1.0%
  5,500     Amer Group `A'................      147,631
  2,170     Tieto Corp....................      104,648
                                            -----------
                                                252,279
                                            -----------
            France - 7.2%
  1,810     Altran Technologies SA*.......      370,227
    730     Aubay Technology SA*..........      105,612
208,350     Eurotunnel SA.................      216,119
  1,450     FI Systems....................       80,613
  1,460     GFI Informatique..............      213,881
  1,890     Groupe GTM....................      145,316
  1,720     Hachette Filipacc Medias......      128,254
  6,070     Infogrames Entertainment*.....      171,768
    630     Infonie SA....................       88,279
  1,350     Ingenico......................      133,523
  7,400     Lectra Systemes*..............      120,525
  1,760     Sidel Bearer..................      110,178
                                            -----------
                                              1,884,295
                                            -----------
            Germany - 9.2%
    250     Aixtron AG....................       63,920
    440     Biodata Information
              Technology AG*..............      127,714
  2,520     BKN International AG*.........      120,380
  2,880     Dino Entertainment AG*........      127,095
  2,960     Direkt Anlage Bank AG*........      124,565
    450     GFT Ges Fuer
              Technologies*...............       71,655
    890     Intershop Communications
              AG*.........................      395,593
    200     LPKF Laser & Electronics......       53,684
  3,640     Medion AG.....................      319,611
 16,190     Metallgesellschaft AG.........      256,472
  1,580     Qiagen*.......................      229,298
  3,800     SCM Microsystems, Inc.*.......      311,185
  1,540     SGL Carbon....................      117,004
  1,730     Zapf Creaton AG*..............      107,828
                                            -----------
                                              2,426,004
                                            -----------
            Greece - 0.0%
    660     Intrasoft SA..................  $    12,680
                                            -----------
            Hong Kong - 2.3%
 56,000     Li & Fung Ltd. ...............      218,559
 55,000     Smartone Telecom
              Holdings Ltd. ..............      171,937
138,000     South China Morning Post
              Holdings Ltd. ..............      147,050
 22,000     Wing Hang Bank Ltd. ..........       53,946
                                            -----------
                                                591,492
                                            -----------
            Ireland - 0.9%
  4,300     Riverdeep Group Plc...........       98,363
  2,770     Smartforce Plc ADR............      132,268
                                            -----------
                                                230,631
                                            -----------
            Italy - 3.5%
  3,660     Banca Popolare Commercio
              e Industria.................       91,881
  1,320     Banca Popolare di Brescia.....      120,107
 97,790     Cementir SPA..................      117,452
 28,310     Cir-Compagnie Industriali
              SPA.........................       90,673
  7,750     Class Editori.................      105,776
    870     Freedomland-Internet
              Television Network SPA*.....       71,047
  8,144     Gruppo Editoriale
              L'espresso..................      114,859
 32,510     Seat Pagine Gialle............       97,321
  2,200     Tiscali SPA*..................      118,005
                                            -----------
                                                927,121
                                            -----------
            Japan - 20.5%
  1,750     Aiful Corp ...................      176,653
    825     Aiful Corp* ..................       90,920
    300     Bellsystem 24, Inc. ..........      207,538
     67     Chubu Sekiwa Real Estate .....          354
  1,200     C Two-Network Co., Ltd. ......      200,037
  2,900     Doutor Coffee Co., Ltd. ......      239,026
  4,500     Enplas Corp. .................      227,542
    500     Fujitsu Support and
              Service Inc. ...............       59,919
    400     Fujitsu Support and
              Service Inc. ...............       59,270
    300     Funai Electric Co., Ltd. .....      166,698
      9     Goodwill Group (The), Inc. ...      138,359
  6,900     Hakuto Co., Ltd. .............      232,599
  5,640     Hakuto Corp. .................      202,660
  3,400     H.I.S. Co., Ltd. .............      204,668
  6,000     Hosiden Corp. ................      280,052


    The accompanying notes are an integral part of the financial statements
------------------------------------------------------------------------------

International Small Cap Equity
------------------------------------------------------------------------------
Schedule of Investments  April 30, 2000 (Unaudited)


Shares              Description                  Value
------              -----------                  -----

  9,500     Idec Izumi Corp. .............  $   151,324
  2,000     Kobayashi Pharmaceutical
              Co., Ltd. ..................      190,776
  2,330     Misumi Corp. .................      227,217
 10,000     MKC-Stat Corp. ...............      205,594
      7     Mobilephone Telecom
              International Ltd. .........      138,729
      6     Net One Systems Co., Ltd. ....      205,038
     75     Nichii Gakkan Co. ............        6,876
  2,710     People Co., Ltd. .............      233,655
  4,500     Plenus Co., Ltd. .............      225,042
 13,000     Sailor Pen Co. (The), Ltd. ...      227,542
  2,550     Square Co. Ltd. ..............      187,743
  3,770     Sunkus & Associates Inc. .....      134,418
    800     Trans Cosmos Inc. ............      159,289
  1,500     Trend Micro Inc.* ............      225,042
  3,100     Tsuraha Co., Ltd. ............      160,771
  8,000     Yokowo Co., Ltd. .............      225,227
                                            -----------
                                              5,390,578
                                            -----------
            Netherlands - 4.3%
  8,500     Fugro NV......................      398,309
  4,187     IHC Caland....................      169,534
  7,010     Libertel NV*..................      123,103
  5,100     Meta4 NV*.....................       58,006
  3,850     Nutreco Holding NV............      149,758
  9,070     Vendex NV.....................      139,885
  2,450     Versatel Telecom Intl NV*.....       98,310
                                            -----------
                                              1,136,905
                                            -----------
            Norway - 1.1%
 11,530     TGS Nopec Geophysical
              Co*.........................      127,588
  8,030     Tomra Systems.................      166,048
                                            -----------
                                                293,636
                                            -----------
            Singapore - 1.0%
 33,000     Delgro Corp., Ltd.*...........       81,209
 16,000     Sembcorp Logistics Ltd. ......       99,373
  8,000     Venture Manufacturing Ltd. ...       93,748
                                            -----------
                                                274,330
                                            -----------
            Spain - 2.1%
  9,270     Aldeasa SA* ..................      174,178
  9,410     Amadeus Global Travel
              Distribution SA*............      116,445
  7,050     Grupo Empresarial Ence, SA....      130,862
 10,480     NH Hoteles SA.................      117,767
                                            -----------
                                                539,252
                                            -----------
            Sweden - 3.9%
 15,640     Assa Abloy, Series B..........  $   317,971
    750     Enea Data AB..................      132,289
 13,750     Europolitan Holdings..........      210,428
  4,820     Modern Times Group AB*........      237,446
  2,770     QM Gruppen AB.................      115,107
                                            -----------
                                              1,013,241
                                            -----------
            Switzerland - 5.7%
    145     Adecco Shs....................      119,073
    220     Also Holding..................       97,034
     75     Bachem AG Registered..........      140,590
     70     Bank Sarasin & Cie............      188,497
    340     Forbo Holding AG..............      122,732
    360     Geberit International AG......      116,790
    150     Kaba Holding AG...............      172,364
     21     Kudelski*.....................      216,203
     30     Kuoni Reisen AG...............      130,056
    300     Miracle Holding AG*...........       89,664
    130     Publigroupe SA................      100,342
                                            -----------
                                              1,493,345
                                            -----------
            United Kingdom - 27.5%
 78,455     Aegis Group Plc...............      213,866
 15,955     ARM Holdings Plc*.............      162,788
  3,215     Autonomy Corp Plc*............      427,595
 40,842     Barratt Developments..........      158,731
  1,901     BATM Advanced
              Comm. Ltd. .................      134,734
 18,108     Bowthorpe Holdings............      334,251
  8,661     Britannic Plc.................      117,104
 18,300     British Energy Plc............       48,745
 60,782     Bunzl.........................      274,099
 42,290     Burford Holdings Plc..........       54,676
  3,033     Burmah Castrol Plc............       74,647
  7,629     Caledonia Investments Plc.....       86,751
 18,220     Canary Wharf Finance Plc*.....       99,335
 13,570     Capita Group..................      348,143
 31,594     Cattles Plc...................      105,564
  1,625     CMG Plc.......................      105,250
  2,453     COLT Telecom Group Plc*.......      104,276
101,424     Corus Group Plc...............      135,870
 55,505     Countrywide Assured GRP.......      151,738
  8,513     Debenhams Plc.................       23,869
 16,891     EMAP Publishing Plc...........      325,995
  1,614     Energis Plc*..................       79,673
 20,824     Forth Ports...................      177,596
 11,715     Galen Holdings Plc............      111,772
  4,554     Geo Interactive Media
              Group.......................       85,303
  4,343     GWR Group Plc.................       54,628
  9,842     Logica Plc....................      296,653


    The accompanying notes are an integral part of the financial statements
------------------------------------------------------------------------------

International Small Cap Equity
------------------------------------------------------------------------------
Schedule of Investments April 30, 2000 (Unaudited)


Shares              Description                 Value
------              -----------                 -----

    443     London Bridge Software........  $    23,117
  9,500     London Clubs Int'l............       14,280
 17,907     Lonmin Plc....................      182,704
 25,298     Man (ED&F) Group Plc..........      195,654
 14,982     Next..........................      117,271
  3,230     Nxt Plc.......................       58,741
  9,383     Northern Rock Plc.............       48,379
  8,326     PIC Int'l Group Plc*..........        4,604
 32,169     Pillar Property Plc...........      140,808
 12,594     PowderJect
              Pharmaceuticals Plc*........       87,299
 18,421     Premier Farnell Plc...........      119,225
 29,543     Sage Group (The)..............      327,196
  1,465     Schroders Plc.................       18,941
  4,694     Schroders Plc.................       71,437
  6,159     Schroders Plc B...............       28,782
 16,237     Severn Trent Plc..............      164,780
 23,746     SIG Plc.......................       89,699
 10,127     Smiths Industries Plc.........      118,075
 19,468     Telewest Communications
              Plc*........................      118,345
  6,109     Thistle Hotels Plc............       11,275
 11,827     Trafficmaster Plc*............      111,458
 19,797     United News & Media Plc.......      251,944
 24,957     Vitec Group Plc...............      193,405

 32,905     Wolseley Plc..................  $   180,421
 16,117     WPP Group Plc                       259,589
                                            -----------
                                              7,231,081
                                            -----------
Total Common Stocks
  (Cost $24,870,334)......................   24,191,908
                                            -----------
Preferred Stocks - 1.4%
  Germany - 1.4%
        690 Marschollek Lauten............      365,397
                                            -----------
Total Preferred Stocks
  (Cost $178,562).........................      365,397
                                            -----------
Total Investments
  (Cost $25,048,896)............   93.5%    $24,557,305

Other Assets in Excess of
  Liabilities...................    6.5%      1,699,845
                                  -----     -----------

Total Net Assets................  100.0%    $26,257,150
                                  =====     ===========


_______________________________________________________
*Non-income producing security
ADR  American Depository Receipt



    The accompanying notes are an integral part of the financial statements
------------------------------------------------------------------------------

Emerging Markets Equity
--------------------------------------------------------------------------------
Schedule of Investments  April 30, 2000 (Unaudited)

Shares              Description                         Value
------              -----------                         -----
            Common Stocks - 93.4%
            Argentina - 0.4%
   412,318  PC Holdings SA Cl B*.................     $   627,153
                                                      -----------

            Brazil - 6.0%
    71,813  CVRD ADR.............................       1,778,959
    47,291  Embratel Participacoes
              ADR*...............................       1,064,047
15,000,000  Siderurgica Nacional*................         423,388
    24,796  Tele Centro Sul Participacoes
              ADR*...............................       1,580,745
    27,585  Telecomunicacoes de Sao
              Paulo SA...........................         696,521
   131,118  Tele Norte Leste Participacoes
              ADR................................       2,335,539
    25,500  Telesp Celular Participacoes
              ADR*...............................       1,125,187
    70,615  Unibanco GDR.........................       1,760,962
                                                      -----------
                                                       10,765,348
                                                      -----------

            Chile - 2.8%
    23,000  Andina ADR...........................         267,375
    20,900  Banco Santander Chile ADR............         309,581
   101,094  CTC ADR..............................       1,870,239
    73,900  DyS ADR*.............................       1,256,300
    39,200  Endesa SA*...........................         450,800
    49,569  Enersis ADR..........................         923,223
                                                      -----------
                                                        5,077,518
                                                      -----------

            China - 0.5%
     1,300  Hueneng Power International,
              Inc. ADR*..........................          12,025
   800,000  Legend Holdings Ltd..................         924,357
                                                      -----------
                                                          936,382
                                                      -----------

            Czech Republic - 0.7%
   139,500  Ceske Energeticke Zavody.............         405,734
    36,500  Cesky Telecom AS.....................         677,888
     9,830  IF Zivnobanka........................         163,128
                                                      -----------
                                                        1,246,750
                                                      -----------

            Greece - 1.8%
    34,565  Alpha Credit Bank....................       1,906,093
    40,720  Stet Hellas Telecom ADR*.............         931,470
    12,160  Titan Cement.........................         490,256
                                                      -----------
                                                        3,327,819
                                                      -----------

            Hong Kong - 2.1%
   397,000  China Telecom*.......................       2,841,466
   200,000  Citic Pacific Ltd....................         919,222
       179  First Pacific Co., Ltd...............              63
                                                      -----------
                                                        3,760,751
                                                      -----------

            Hungary - 2.0%
   239,640  Matav................................     $ 1,644,133
     1,076  Matav ADR............................          37,458
    21,940  MOL..................................         387,136
     1,376  MOL GDR*.............................          24,252
    20,663  OTP Bank.............................         917,329
    55,460  Raba.................................         540,087
                                                      -----------
                                                        3,550,395
                                                      -----------

            India - 9.3%
         1  Associated Cement Co.................               3
         1  EIH Ltd..............................               3
    91,000  Grasim Industries Ltd................         750,515
     6,000  Gujarat Ambuja Cements
              Ltd. GDR...........................          26,700
    28,000  HCL Technologies Ltd.*...............       1,032,761
    15,459  Hindustan Lever......................         848,173
    12,724  Infosys Technologies Ltd.............       2,361,155
    65,281  ITC Ltd..............................         852,467
     2,000  ITC Ltd. GDR.........................          34,100
   161,900  Larsen & Toubro Ltd..................         866,063
     1,000  Larsen & Toubro Ltd. GDR.............          13,750
   125,400  Mahanagar Telephone
              Nigam..............................         646,535
     3,110  Mahanagar Telephone
              Nigam GDR*.........................          40,624
    35,360  NIIT Ltd.............................       1,652,563
     1,803  Pentamedia Graphics Ltd..............          26,250
    26,300  Pentamedia Software..................               0
              New 99.............................         382,871
    53,100  Ranbaxy Laboratories*................         750,456
   260,371  Reliance Industries Ltd..............       2,069,249
    28,000  Satyam Computer......................               9
              Services Ltd.......................       2,004,978
   152,300  State Bank of India..................         719,107
   252,622  Tata Iron & Steel Co. Ltd............         627,938
    14,000  Wipro Ltd............................       1,068,250
                                                      -----------
                                                       16,774,511
                                                      -----------

            Indonesia - 0.8%
       180  Bank Panin Warrants*.................               0
   360,000  PT Gudang Garam Tbk..................         569,620
   247,500  PT Indosat (Persero) Tbk.............         328,172
   328,000  PT Indofood Sukes
              Makmur Tbk.........................         224,203
   845,000  PT Telekomunukasi
              Indonesia..........................         369,019
                                                      -----------
                                                        1,491,014
                                                      -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Emerging Markets Equity
-----------------------------------------------------------------
Schedule of Investments  April 30, 2000 (Unaudited)

Shares              Description                          Value
------              -----------                          -----
            Israel - 5.8%
    347,140 Bank Hapoalim Ltd.......................  $ 1,066,537
    991,500 Bank Leumi Le-Israel*...................    2,155,195
     26,080 Baran Group.............................      806,435
    305,630 Bezeq*..................................    1,622,258
     96,790 Blue Square Chain Stores*...............    1,337,100
     19,680 Discount Investment Corp................      992,465
     24,105 Elite Industries........................    1,275,893
     39,920 Elron*..................................    1,285,781
                                                      -----------
                                                       10,541,664
                                                      -----------

            Korea - 11.9%
      2,843 Housing & Commercial
              Bank GDR*.............................       48,971
     52,100 Hyundai Electronics Ind., Co............      826,276
     62,080 Hyundai Motor Co., Ltd..................      584,578
     53,721 Kookmin Bank............................      580,898
    104,700 Korea Electric Power Corp...............    3,066,231
      4,000 Korea Electric Power Corp.
              ADR...................................       65,500
     36,075 Korea Telecom Corp ADR*.................    1,244,587
     40,516 LG Chemical.............................      930,983
     15,246 Pohang Iron & Steel.....................    1,228,253
      2,525 Pohang Iron & Steel ADR.................       53,025
     40,300 Samsung Corp............................      457,563
     30,732 Samsung Electronics.....................    8,307,817
      1,374 Samsung Electronics
              GDR 144A*.............................      221,454
      1,134 Samsung Fire & Marine
              Insurance.............................       23,196
     27,000 Samsung Securities Co.,
              Ltd.*.................................      454,967
    114,510 Shinhan Bank............................    1,098,925
      1,300 Shinhan Bank GDR*.......................       24,863
      3,940 SK Telecom..............................    1,047,353
     42,109 SK Telecom Co., Ltd. ADR *..............    1,350,120
                                                      -----------
                                                       21,615,560
                                                      -----------

            Malaysia - 4.2%
     30,000 Abric Berhad............................      106,578
    319,000 Berjaya Sports Toto.....................      667,373
    224,000 Malayan Banking.........................      931,356
    225,000 MNI Holdings Berhad*....................      476,638
    287,000 New Straits Times Press.................      959,172
     65,000 Oriental Holdings Berhad................      154,801
    460,000 Resorts World Berhad....................    1,488,928
    570,000 Technology Resources Ind.*..............      728,990
    190,000 Telekom Malaysia........................      659,991
    169,000 Unisem Berhad...........................    1,500,967
                                                      -----------
                                                        7,674,794
                                                      -----------

            Mexico - 10.7%
    279,750 Alfa S.A. de C.V.*......................  $   864,930
    270,840 Banacci.................................      978,385
    220,005 Cemex SA CPO*...........................      952,529
    450,000 Carso Global Telecom....................    1,195,283
     35,420 Desc. ADR...............................      495,880
    501,610 Femsa*..................................    1,985,229
    154,301 Grupo Carso.............................      524,610
    232,800 Grupo Industrial Saltillo*..............      516,949
    489,567 Grupo Modelo, Series C*.................    1,040,304
    320,946 Kimberly Clark, Series A*...............    1,033,220
    252,200 Organization Soriana*...................    1,004,834
    120,708 Telmex ADR..............................    7,099,139
     27,741 Televisa GDR*...........................    1,759,820
                                                      -----------
                                                       19,451,112
                                                      -----------

            Peru - 0.5%
     92,600 Credicorp Ltd...........................      978,087
                                                      -----------

            Philippines - 0.9%
    224,600 ABS CBN Broadcasting
              Corp. ADR*............................      266,571
    293,260 Bank of the Philippine
              Islands*..............................      657,056
     25,660 Philippine Long Distance
              Telephone Co..........................      459,935
  2,154,700 SM Prime Holdings.......................      281,831
                                                      -----------
                                                        1,665,393
                                                      -----------

            Poland - 1.4%
     60,920 Budimex*................................      400,682
     86,745 Elektrim................................    1,106,144
     94,030 Wielkopolski Bank
              Kredytowy.............................      536,413
     34,960 Zaklady Metali Lekkich
              Kety*.................................      472,390
                                                      -----------
                                                        2,515,629
                                                      -----------
            Portugal - 0.0%
         40 Jeronimo Martins........................          714
                                                      -----------

            Romania - 0.1%
      8,790 Arlo....................................       66,051
  1,202,500 Dacia...................................       31,716
    299,212 Terapia.................................       17,570
                                                      -----------
                                                          115,337
                                                      -----------

            Russia - 1.5%
     44,440 Lukoil Holding ADR......................    2,678,843
                                                      -----------

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Emerging Markets Equity
--------------------------------------------------------------------------------
Schedule of Investments  April 30, 2000 (Unaudited)

Shares              Description                         Value
------              -----------                         -----
            South Africa - 8.1%
    267,108 ABSA....................................  $    945,445
    288,300 African Bank Investments
              Ltd.*.................................       622,903
        699 Anglo American Plc......................        29,628
     35,600 Anglo American Platinum
              Corp..................................       861,057
     15,900 AngloGold...............................       605,000
     87,600 Barlow..................................       549,075
     70,296 Bidvest Group...........................       518,369
      1,838 DataTec *...............................        13,364
     87,450 De Beers Centenary
              Linked Units..........................     1,792,722
      6,177 Dimension Data Holdings.................        40,539
     78,400 Fedsure Holdings........................       434,753
 1, 384,600 FirstRand...............................     1,633,626
      4,374 Johnnies Industrial Corp.*..............        64,509
      1,100 Liberty Life............................        10,302
    322,700 Metropolitan Life.......................       366,461
     74,000 Naspers Ltd.............................       763,955
     63,600 Nedcor..................................     1,206,247
    503,556 New Clicks Holdings.....................       746,366
    218,210 Sappi...................................     1,528,645
    232,700 Sasol...................................     1,365,896
     84,358 South African Breweries.................       622,063
                                                      ------------
                                                        14,720,925
                                                      ------------

            Taiwan - 13.3%
    599,910 Advanced Semiconductor
              Engineering, Inc.*....................     1,921,594
      1,220 ASE Test Ltd.*..........................        36,143
    134,489 Asustek Computer Inc.*..................     1,490,171
      4,344 Asustek Computer Inc.
              GDR*..................................        57,341
        256 Asustek Computer Inc.
              GDR 144A*.............................         3,379
  1,913,341 Bank Sinopac............................     1,063,141
    238,100 Cathay Life Insurance...................       575,892
    881,100 China Steel Corp........................       624,934
        230 China Steel Corp. GDR*..................         3,263
    181,800 Compeq Manufacturing
              Co., Ltd..............................     1,004,223
    865,140 Far Eastern Textile Ltd.................     1,329,027
    613,750 Formosa Plastics Corp...................     1,273,840
    139,800 Hon Hai Precision Industry
              Co., Ltd.*............................     1,347,965
    439,831 Phoenixtec Power Co., Ltd.*.............     1,049,442
     75,000 Procomp Informatics
              Co., Ltd.*............................       588,331
  1,640,880 Taishin International Bank..............       852,753
    752,000 Taiwan Semiconductor*...................     4,842,098
      4,637 Taiwan Semiconductor
              ADR*..................................       242,573
    990,500 United Microelectronics
              Corp., Ltd............................  $  3,350,768
    117,000 Via Technologies Inc.*..................     1,950,319
    148,000 Winbond Electronics Corp.*..............       457,134
                                                      ------------
                                                        24,064,331
                                                      ------------
            Thailand - 1.7%
     85,800 Advanced Info Services*.................     1,005,301
     45,600 Hana Microelectronics Public
              Co., Ltd..............................       342,614
     22,950 Siam Cement Public Co.,
              Ltd.*.................................       530,566
     92,000 Siam Commercial Bank
              Wt 05/10/02*..........................        23,686
    275,500 TelecomAsia Corp.*......................       369,119
     86,999 TelecomAsia Warrants
              12/31/49*.............................        43,425
    679,400 Thai Farmers Bank
               Public Co.*..........................       713,937
                                                      ------------
                                                         3,028,648
                                                      ------------
            Turkey - 6.1%
  2,212,852 Akbank..................................        49,792
153,449,300 Finansbank..............................     1,167,669
 73,006,914 Hurriyet................................     1,851,815
 76,778,200 T. Garanti Bank*........................     1,294,128
 11,032,600 Tansas..................................     2,753,275
  5,640,091 Vestel..................................     2,122,833
 56,155,260 Yapi ve Kredi Bank......................     1,791,955
                                                      ------------
                                                        11,031,467
                                                      ------------

            United Kingdom - 0.0%
      8,200 Old Mutual Plc *........................        18,521
                                                      ------------

            Venezuela - 0.4%
     26,200 Cia Anonima Tel De
               Ven ADR*.............................       759,800
                                                      ------------

            Other - 0.4%
     12,500 Framlington Maghreb Fund*...............       178,125
     49,000 Mauritius Fund Limited*.................       318,500
     14,450 Oryx Fund Limited*......................       158,950
                                                      ------------
                                                           655,575
                                                      ------------

Total Common Stocks
  (Cost $148,192,634)...............................   169,074,041
                                                      ------------

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

Emerging Markets Equity
--------------------------------------------------------------------------------
Schedule of Investments  April 30, 2000 (Unaudited)

Shares              Description                         Value
------              -----------                         -----
              Preferred Stocks - 3.9%
              Brazil - 3.8%
 10,263,400   Banespa.....................            $    380,595
  1,897,210   Brahma......................               1,375,779
 30,445,350   Electrobras.................                 502,226
 51,862,000   Gerdau SA...................               1,251,693
 22,461,850   Itaubanco...................               1,678,577
  7,131,867   Petrobras*..................               1,697,988
                                                      ------------
                                                         6,886,858
                                                      ------------

              Thailand - 0.1%
    322,000   Siam Commercial Bank
                Public Co., Ltd...........                 258,006
                                                      ------------

Total Preferred Stocks
  (Cost $5,731,839).......................            $  7,144,864
                                                      ------------

Total Investment
  (Cost $153,924,473).....................    97.3%   $176,218,905

Other Assets in Excess of
  Liabilities.............................     2.7%      4,869,067
                                              ----    ------------

Net Assets................................   100.0%   $181,087,972
                                             =====    ============

--------------------------------------------------------------------------------
* Non-income producing security
ADR   American Depository Receipt
GDR   Global Depository Receipt
144A Security exempt from registration under 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Statements of Assets and Liabilities April 30, 2000 (Unaudited)

                                                                      International                International      Emerging
                                                                          Select        European     Small Cap        Markets
                                                                          Equity         Equity        Equity          Equity
                                                                          ------         ------        ------          ------
Assets
   Investment at Value/1/............................................  $219,626,119    $44,037,452   $24,557,305    $176,218,905
   Cash..............................................................     8,020,806      5,299,093     1,516,103       2,614,917
   Foreign Currency/1/.................................................          --             --        23,624       1,468,351
   Receivable for Securities Sold....................................    14,512,888     14,678,852       896,044         932,341
   Receivable for Capital Shares Sold................................     2,352,840      1,851,331           100          10,000
   Dividend and Interest Receivable..................................       264,629         58,240        46,904         666,364
   Receivable for Foreign Taxes Withheld.............................        26,742        102,310        28,074           2,886
   Net Unrealized Appreciation on Forward Currency Contracts.........            --         60,059            --              --
                                                                       ------------    -----------   -----------    ------------
Total Assets.........................................................   244,804,024     66,087,337    27,068,154     181,913,764
                                                                       ------------    -----------   -----------    ------------
Liabilities
   Due to Advisor....................................................        93,394         27,826         2,175          95,706
   Due to Administrator..............................................        57,721         18,169        10,617          48,180
   Payable for Securities Purchased..................................    14,445,185     12,051,251       773,517         549,245
   Payable for Capital Shares Redeemed...............................        52,197         90,000            --              --
   Net Unrealized Depreciation on Forward Currency Contracts.........            --             --            --              20
   Accrued Other Expenses............................................        54,017         33,635        24,695         132,641
                                                                       ------------    -----------   -----------    ------------
Total Liabilities....................................................    14,702,514     12,220,881       811,004         825,792
                                                                       ------------    -----------   -----------    ------------
Net Assets...........................................................  $230,101,510    $53,866,456   $26,257,150    $181,087,972
                                                                       ============    ===========   ===========    ============
Composition of Net Assets
   Capital Shares of Institutional Class/2/
     (unlimited authorization $0.001 par value)
     Based on Outstanding Shares of Beneficial Interest..............  $ 24,000,942    $41,560,339   $22,380,084    $159,709,184
   Capital Shares of Investment Class/3/
     (unlimited authorization $0.001 par value)
     Based on Outstanding Shares of Beneficial Interest..............    15,285,819     13,008,146            --              --
   Capital Shares of Premier Shares/4/
     (unlimited authorization $0.001 par value)
     Based on Outstanding Shares of Beneficial Interest..............   143,147,054             --            --              --
   Undistributed Net Investment Income (Loss)........................      (391,764)       292,774       (56,118)     (2,622,477)
   Accumulated Net Realized Gains from Securities, Forward
     Currency Contracts and Foreign Currency Translations............    52,075,665      4,434,164     4,426,082       1,753,035
   Net Unrealized Appreciation (Depreciation) on Investments.........    (4,024,350)    (5,455,561)     (491,592)     22,294,432
   Net Unrealized Appreciation (Depreciation) on Foreign
     Currencies and Forward Currency Contracts.......................         8,144         26,594        (1,306)        (46,202)
                                                                       ------------    -----------   -----------    ------------
Net Assets...........................................................  $230,101,510    $53,866,456   $26,257,150    $181,087,972
                                                                       ============    ===========   ===========    ============

Computation of Net Asset Value
Institutional Class:
   Net Assets........................................................  $ 30,336,922    $41,614,917   $26,257,150    $181,087,972
   Shares Outstanding................................................     1,209,732      1,449,166     1,831,167      22,892,972
   Net Asset Value Per Share.........................................  $      25.08    $     28.72   $     14.34    $       7.91
Investment Class:
   Net Assets........................................................  $ 14,132,537    $12,251,539            --              --
   Shares Outstanding................................................       567,710        448,330            --              --
   Net Asset Value Per Share.........................................  $      24.89    $     27.33            --              --
Premier Class:
   Net Assets........................................................  $185,632,051             --            --              --
   Shares Outstanding................................................     7,416,963             --            --              --
   Net Asset Value Per Share.........................................  $      25.03             --            --              --

--------------------------------------------------------------------------------
/1/  Cost of Investments and Currency              Investments  Foreign Currency
     --------------------------------              -----------  ----------------
     International Select Equity..............     223,650,474            --
     European Equity..........................      49,493,013            --
     International Small Cap Equity...........      25,048,896        22,701
     Emerging Markets Equity..................     153,924,473     1,470,111
/2/ On February 28, 2000 the Institutional Shares were renamed the Institutional Class.
/3/  On February 28, 2000 the Investment Shares were renamed the Investment
     Class.
/4/ On March 1, 2000 the International Select Equity Premier Class commenced operations.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Statements of Operations For the six months ended April 30, 2000 (Unaudited)

                                                                      International                   International     Emerging
                                                                          Select         European       Small Cap        Markets
                                                                          Equity          Equity          Equity         Equity
                                                                          ------          ------          ------         ------
Investment Income
   Interest.........................................................   $   199,886     $    92,617    $   35,243      $    41,371
   Dividends........................................................       518,431         251,403        89,397        1,747,411
   Less: Foreign Taxes Withheld.....................................       (79,484)        (35,709)       (9,323)        (195,677)
                                                                       -----------     -----------    ----------      -----------
Total Investment Income.............................................       638,833         308,311       115,317        1,593,105

Expenses
   Investment Advisory Fee..........................................       649,307          70,126       104,710          983,247
   Administration Fees..............................................       278,275          30,054        31,413          294,974
   Registration & Filing Fees.......................................        27,393          22,685        19,509           20,835
   Custody Fee......................................................        64,713          49,777        66,904          296,918
   Transfer Agency Fee..............................................           428             862           428              338
   Professional.....................................................        26,649          28,050        27,750           28,050
   Printing Fees....................................................         9,297           8,997         8,037            6,897
   Servicing Plan Fee...............................................         7,263           3,989            --
   Trustees' Fees...................................................         5,875           5,675         5,665            5,875
   Miscellaneous....................................................        10,486          15,347           921            1,253
                                                                       -----------     -----------    ----------      -----------
Total Expenses......................................................     1,079,686         235,562       265,337        1,638,387
Less: Fee Waivers or Expense Reimbursements.........................      (174,307)        (93,126)     (134,449)        (408,997)
                                                                       -----------     -----------    ----------      -----------
Net Expenses........................................................       905,379         142,436       130,888        1,229,390
                                                                       -----------     -----------    ----------      -----------
Net Investment Income (Loss)........................................      (266,546)        165,875       (15,571)         363,715
                                                                       -----------     -----------    ----------      -----------

Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency Transactions:
   Net Realized Gain (Loss) from:
     Investment Transactions........................................    52,172,972       4,405,728     4,588,647       20,108,381*
     Foreign Currency Transactions..................................       (37,070)         32,610       (44,688)        (188,702)
   Net Change in Unrealized Appreciation (Depreciation):
     Investments....................................................    (9,577,151)     (5,468,696)   (2,720,929)       7,682,244
     Foreign Currencies and Forward Currency Contracts..............        46,959          27,916         1,545            5,189
                                                                       -----------     -----------    ----------      -----------
Net Realized and Unrealized Gain (Loss) on Investments,
   Foreign Currencies and Forward Currency Contracts................    42,605,710      (1,002,442)    1,824,575       27,607,112
                                                                       -----------     -----------    ----------      -----------
Net Increase (Decrease) in Net Assets from Operations...............   $42,339,164     $  (836,567)   $1,809,004      $27,970,827
                                                                       ===========     ===========    ==========      ===========

--------------------------------------------------------------------------------
*Net of $1,672,338 in foreign withholding taxes paid on net realized gains in certain countries

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Unaudited)

                                                                                           International Select Equity
                                                                                         For the six         For the
                                                                                         months ended       year ended
                                                                                        April 30, 2000    October 31, 1999
Increase (Decrease) in Net Assets from Operations
  Net Investment Income (Loss)...................................................         $    (266,546)   $   102,613
  Net Realized Gain on Investments...............................................            52,172,972      2,245,166
  Net Realized Gain (Loss) on Foreign Currencies and Forward
   Currency Contracts............................................................               (37,070)      (124,628)
  Net Change in Unrealized Appreciation (Depreciation) on Investments............            (9,577,151)     5,204,201
  Net Change in Unrealized Gain (Loss) on Foreign Currencies and
   Forward Currency Contracts....................................................                46,959         30,912
                                                                                          -------------    -----------
Net Increase (Decrease) in Net Assets from Operations............................            42,339,164      7,458,264
                                                                                          -------------    -----------
Distributions to Shareholders
  Net Investment Income
    Institutional Class..........................................................              (313,559)       (33,758)
    Investment Class.............................................................                    --             --
  Net Realized Gain from Investment Transactions
    Institutional Class..........................................................            (2,159,370)      (300,608)
    Investment Class.............................................................                  (242)            --
                                                                                          -------------    -----------
Total Distributions..............................................................            (2,473,171)      (334,366)
                                                                                          -------------    -----------
Capital Share Transactions:
  Institutional Class:/1/
    Proceeds from Shares Issued..................................................           132,936,715     52,180,716
    Shares Issued in Lieu of Cash Distributions..................................             2,468,314        334,363
    Cost of Shares Repurchased...................................................          (165,179,674)    (3,480,553)
                                                                                          -------------    -----------
  Increase (Decrease) in Net Assets from Institutional Class Transactions........           (29,774,645)    49,034,526
                                                                                          -------------    -----------
  Investment Class:/2/
    Proceeds from Shares Issued..................................................            27,761,905         10,030
    Shares Issued in Lieu of Cash Distributions..................................                   242             --
    Cost of Shares Repurchased...................................................           (12,486,358)            --
                                                                                          -------------    -----------
  Increase in Net Assets from Investment Class Transactions......................            15,275,789         10,030
                                                                                          -------------    -----------
  Premier Class:
    Proceeds from Shares Issued..................................................           143,147,054             --
    Shares Issued in Lieu of Cash Distributions..................................                    --             --
    Cost of Shares Repurchased...................................................                    --             --
                                                                                          -------------    -----------
  Increase in Net Assets from Premier Class Transactions.........................           143,147,054             --
                                                                                          -------------    -----------
Net Increase (Decrease) in Net Assets from Capital Transactions..................           128,648,198     49,044,556
                                                                                          -------------    -----------
Total Increase (Decrease) in Net Assets..........................................           168,514,191     56,168,454
                                                                                          -------------    -----------
Net Assets
Beginning of Period..............................................................            61,587,319      5,418,865
                                                                                          -------------    -----------
End of Period....................................................................         $ 230,101,510    $61,587,319
                                                                                          -------------    -----------
Capital Share Transactions:
  Institutional Class:/1/
    Shares Issued................................................................             5,957,975      3,146,537
    Shares Issued in Lieu of Cash Distributions..................................               110,157         26,328
    Shares Repurchased...........................................................            (8,261,319)      (220,914)
                                                                                          -------------    -----------
  Increase (Decrease) in Capital Shares from Institutional
    Class Transactions...........................................................            (2,193,187)     2,951,951
                                                                                          =============    ===========

 Investment Class:/2/
    Shares Issued................................................................             1,031,796            555
    Shares Issued in Lieu of Cash Distributions..................................                    11             --
    Shares Repurchased...........................................................              (464,652)            --
                                                                                          -------------    -----------
  Increase in Capital Shares from Investment Class Transactions..................               567,155            555
                                                                                          =============    ===========
 Premier Class:/3/
    Shares Issued................................................................             7,416,963             --
    Shares Issued in Lieu of Cash Distributions..................................                    --             --
    Shares Repurchased...........................................................                    --             --
                                                                                          =============    ===========
  Increase in Capital Shares from Premier Class Transactions.....................             7,416,963             --
                                                                                          =============    ===========

--------------------------------------------------------------------------------
 *Net of $1,672,338 in foreign withholding taxes paid on net realized gains in certain countries.

**Net of $676,141 in foreign withholding taxes paid on net realized gains in certain countries.

/1/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.

/2/ On February 28, 2000 the Service Shares were renamed the Investment Class.

/3/ On March 1, 2000 the International Select Equity Premier Class commenced operations.
--------------------------------------------------------------------------------

       European Equity                  International  Small Cap Equity         Emerging Markets Equity
 For the six        For the              For the six       For the             For the six        For the
 months ended      year ended            months ended     year ended           months ended      year ended
April 30, 2000   October 31, 1999      April 30, 2000  October 31, 1999      April 30, 2000  October 31, 1999
$    165,875      $    551,068          $    (15,571)     $    196,973         $    363,715   $    689,853
   4,405,728        10,236,450             4,588,647         5,196,812           20,108,381*      (654,123)**

      32,610           101,694               (44,688)         (525,849)            (188,702)      (454,941)
  (5,468,696)       (7,017,873)           (2,720,929)        2,511,436            7,682,244     29,872,448

      27,916            (3,741)                1,545           569,181                5,189        411,389
------------      ------------          ------------      ------------         ------------   ------------
    (836,567)        3,867,598             1,809,004         7,948,553           27,970,827     29,864,626
------------      ------------          ------------      ------------         ------------   ------------

          --        (1,025,913)             (258,184)               --             (721,835)            --
          --                --                    --                --                   --             --

          --       (14,753,865)           (1,074,834)               --                   --             --
          --                --                    --                --                   --             --
------------      ------------          ------------      ------------         ------------   ------------
          --       (15,779,778)           (1,333,018)               --             (721,835)            --
------------      ------------          ------------      ------------         ------------   ------------

 102,496,221         3,624,733            38,427,276                --           49,737,629     98,148,288
          --        15,779,765             1,333,010                --              718,906             --
 (61,698,279)      (51,982,255)          (24,908,743)      (21,429,276)         (60,503,659)   (10,206,765)
------------      ------------          ------------      ------------         ------------   ------------
  40,797,942       (32,577,757)           14,851,543       (21,429,276)         (10,047,124)    87,941,523
------------      ------------          ------------      ------------         ------------   ------------

  18,709,574                --                    --                --                   --             --
          --                --                    --                --                   --             --
  (5,701,428)               --                    --                --                   --             --
------------      ------------          ------------      ------------         ------------   ------------
  13,008,146                --                    --                --                   --             --
------------      ------------          ------------      ------------         ------------   ------------

          --                --                    --                --                   --             --
          --                --                    --                --                   --             --
          --                --                    --                --                   --             --
------------      ------------          ------------      ------------         ------------   ------------
          --                --                    --                --                   --             --
------------      ------------          ------------      ------------         ------------   ------------
  53,806,088       (32,577,757)           14,851,543       (21,429,276)         (10,047,124)    87,941,523
------------      ------------          ------------      ------------         ------------   ------------
  52,969,521       (44,489,937)           15,327,529       (13,480,723)          17,201,868    117,806,149
------------      ------------          ------------      ------------         ------------   ------------

     896,935        45,386,872            10,929,621        24,410,344          163,886,104     46,079,955
------------      ------------          ------------      ------------         ------------   ------------
$ 53,866,456      $    896,935          $ 26,257,150      $ 10,929,621         $181,087,972   $163,886,104
------------      ------------          ------------      ------------         ------------   ------------

   3,471,306           280,578             2,351,206                --            5,760,763     16,111,925
          --         1,435,078                99,672                --               85,482             --
  (2,100,599)       (4,998,828)           (1,510,482)       (1,863,550)          (6,904,213)    (1,536,163)
------------      ------------          ------------      ------------         ------------   ------------

   1,370,707        (3,283,172)              940,396        (1,863,550)          (1,057,968)    14,575,762
============      ============          ============      ============         ============   ============

     651,069                --                    --                --                   --             --
          --                --                    --                --                   --             --
    (202,739)               --                    --                --                   --             --
------------      ------------          ------------      ------------         ------------   ------------
     448,330                --                    --                --                   --             --
============      ============          ============      ============         ============   ============

          --                --                    --                --                   --             --
          --                --                    --                --                   --             --
          --                --                    --                --                   --             --
============      ============          ============      ============         ============   ============
          --                --                    --                --                   --             --
============      ============          ============      ============         ============   ============

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

International Equity Funds
--------------------------------------------------------------------------------
Financial Highlights
For the six months ended April 30, 2000 and the years ended October 31
(Unaudited)

For a Share Outstanding Throughout each Period
--------------------------------------------------------------------------------

                                                                  Net
                                          Net                   Realized   Distributions   Distributions    Net
                                         Asset       Net           and          from            from        Asset
                                         Value    Investment   Unrealized        Net          Realized       Value
                                       Beginning    Income       Gains/      Investment        Capital      End of     Total
                                       of Period     Loss        Losses        Income           Gains       Period    Return
                                       ---------     ----        ------        ------           -----       ------    ------
Select Equity++:
Institutional Class/5/
    2000                                $18.10      $(0.39)    $ 7.69       $(0.04)          $(0.28)      $25.08      40.78%
    1999                                 12.02       (0.09)      6.91        (0.07)           (0.67)       18.10      59.39
    1998                                 11.62        0.12       0.90        (0.23)           (0.39)       12.02       9.28
    1997                                 11.88        0.16       0.28        (0.15)           (0.55)       11.62       3.78
    1996                                 10.95        0.11       1.25        (0.43)              --        11.88      12.70
    1995/1/                              10.00        0.08       0.87           --               --        10.95       9.50+
Investment Class/6/
    2000                                 18.09          --       7.08           --            (0.28)       24.89      39.47
Premier Class/7/
    2000                                 27.67        0.01      (2.65)          --               --        25.03         --

European Equity:
Institutional Class/5/
    2000                                $11.43      $(1.29)    $21.48       $(0.13)          $(2.77)      $28.72     151.27%
    1999                                 13.50        0.29       2.04        (0.29)           (4.11)       11.43      21.18
    1998                                 12.81        0.15       1.68        (0.24)           (0.90)       13.50      15.36
    1997                                 10.60        0.25       2.11        (0.03)           (0.12)       12.81      22.48
    1996/2/                              10.00          --       0.60           --               --        10.60       6.00+
Investment Class/6/
    2000                                 11.43        0.09      15.81           --               --        27.33         --

International Small Cap Equity:
Institutional Class/5/
    2000                                $12.27      $(0.02)    $ 3.46       $(0.25)          $(1.12)      $14.34      29.03%
    1999                                  8.86        0.03       3.38           --               --        12.27      38.49
    1998                                  8.81        0.08       0.07        (0.10)              --         8.86       1.81
    1997                                  9.96        0.10      (1.12)       (0.13)              --         8.81     (10.40)
    1996                                  9.40        0.03       0.57        (0.04)              --         9.96       6.43
    1995                                 10.35        0.03      (0.72)       (0.04)           (0.22)        9.40      (6.67)
    1994/3/                              10.00        0.02       0.33           --               --        10.35       3.50+

Emerging Market Equity:
Institutional Class/5/
    2000                                $ 6.84      $(0.09)    $ 1.19       $(0.03)          $   --       $ 7.91      16.06%
    1999                                  4.92        0.03       1.89           --               --         6.84      39.02
    1998                                  7.69        0.03      (2.42)          --            (0.38)        4.92     (32.66)
    1997                                  8.80       (0.03)     (0.85)       (0.01)           (0.22)        7.69     (10.31)
    1996                                  8.11        0.06       0.75        (0.03)           (0.09)        8.80      10.02
    1995                                 11.00        0.04      (2.29)       (0.02)           (0.62)        8.11     (21.00)
    1994/4/                              10.00       (0.01)      1.01           --               --        11.00      10.00+

                                                                                                      Ratio of
                                                                                                         Net
                                                                         Ratio of                     Investment
                                                                           Net          Ratio of         Income/
                                                                        Investment     Expenses to     (Loss) to
                                              Net          Ratio of       Income         Average         Average
                                             Assets        Expenses        Loss           Net             Net
                                              End             to           to           Assets           Assets
                                              of            Average      Average      Excluding         Excluding      Portfolio
                                            Period            Net          Net          Expense          Expense        Turnover
                                             (000)          Assets       Assets       Limitations/1/   Limitations/1/     Rate
                                             -----          ------       ------       --------------   --------------     ----
Select Equity++:
Institutional Class/5/
    2000                                  $  30,337          0.99%       (0.54)%            1.15%         (0.38)%         131%
    1999                                     61,577          0.90         0.52              2.21          (0.79)          239
    1998                                      5,419          0.90         0.92              2.89          (1.07)          127
    1997                                      4,954          0.90         0.97              2.79          (0.92)           55
    1996                                      3,423          0.90         0.72              3.59          (1.97)           39
    1995/1/                                   2,738          0.90         1.55              2.73          (0.28)           19
Investment Class/6/
    2000                                     14,133          1.40        (0.43)             1.41          (0.43)          131
Premier Class/7/
    2000                                    185,632          0.90         0.05              0.39           0.13           131

European Equity:
Institutional Class/5/
    2000                                  $  41,615          1.25%        1.97%             2.80%          3.08%          321%
    1999                                        897          0.90         1.23              1.64           0.49            80
    1998                                      5,387          0.90         1.12              1.13           0.89            49
    1997                                     39,330          0.90         1.71              1.17           1.44            45
    1996/2/                                  17,902          0.90        (0.41)             1.40          (0.91)            5
Investment Class/6/
    2000                                     12,252          1.50         1.59              1.79           1.72           321

International Small Cap Equity:
Institutional Class/5/
    2000                                  $  26,257          1.25%       (0.15)%            2.53%          1.13%           79%
    1999                                     10,930          1.25         0.86              2.47          (0.36)           86
    1998                                     24,410          1.25         0.43              1.49           0.19           106
    1997                                     53,395          1.25         0.16              1.37           0.04            59
    1996                                    106,709          1.25         0.35              1.38           0.22            47
    1995                                     90,917          1.25         0.41              1.48           0.18            62
    1994/3/                                  68,798          1.25         0.34              1.67          (0.08)           41

Emerging Market Equity:
Institutional Class/5/
    2000                                  $ 181,088          1.25%        0.37%             1.67%         (0.79)%          29%
    1999                                    163,886          1.25         0.63              1.90          (0.02)           70
    1998                                     46,080          1.25         0.90              1.52           0.63            85
    1997                                     94,101          1.25         0.68              1.44           0.49            94
    1996                                     88,279          1.25         0.63              1.52           0.36            69
    1995                                     43,288          1.25         0.44              1.55           0.14            49
    1994/4/                                  56,842          1.36        (0.12)             1.79          (0.55)           45

+   Returns are for the period indicated and have not been annualized.

++ The International Select Equity Fund Investment Class commenced operations on 10/29/99. The net assets on October 31, 1999 were $10,043.

/1/ International Select Equity Fund Institutional Class commenced operations on
    5/15/95. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/2/ European Equity Growth Fund Institutional Class commenced operations on
    9/03/96. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/3/ International Small Cap Equity Fund Institutional Class commenced operations on 1/03/94. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/4/ Emerging Market Equity Fund Institutional Class commenced operations on
    2/01/94. All ratios, except for Portfolio Turnover Rate, for the period have been annualized.

/5/ On February 28, 2000 the Institutional Shares were renamed the Institutional
    Class.

/6/ On February 28, 2000 the Service Shares were renamed the Investment
    Class.

/7/ On March 1, 2000 the International Select Equity Premier Class commenced operations.

--------------------------------------------------------------------------------

Investment Trust
--------------------------------------------------------------------------------
Notes to Financial Statements April 30, 2000 (Unaudited)

1. Organization

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of fourteen investment portfolios. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security Valuation--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Deutsche Asset Management, Inc. ("DeAM", formerly Morgan Grenfell Inc.) and Deutsche Asset Management Investment Services Limited ("DAMIs", formerly Morgan Grenfell Investment Services Limited), (collectively, the "Advisers", each an affiliate of Deutsche Bank AG), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not with less than 60 days of maturity readily available or securities whose market quotations do not, in the opinion of the applicable Adviser, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.

Income Taxes--It is the intention of each Fund to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated and/or capital gains realized on sale of such investments. The Funds accrue such taxes when the related income or gains are earned.

Net Asset Value Per Share--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund or Class, less its liabilities, by the number of outstanding shares, of the Fund or Class.

Classes--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency Translation--The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The

--------------------------------------------------------------------------------

                                      29
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Investment Trust
--------------------------------------------------------------------------------
Notes to Financial Statements



Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.

Forward Foreign Currency Contracts--The Funds may enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes. Risk may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Options--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to premiums originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.

Distributions--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises. Accordingly, permanent differences primarily attributable to net operating loss or realized foreign exchange gains and losses for the year ended October 31, 1999 have been reclassified as follows:

                             Undistributed
                             Net Investment
                                 Income            Accumulated
                              (Expenses in        Net Realized    Paid-in
Fund                        Excess of Income)    Gains (Losses)   Capital
----                        -----------------    --------------   -------
International Select
  Equity                             20,669           (21,106)        437
European Equity                     103,310          (105,388)      2,078
International Small
  Cap Equity                       (573,757)          525,849      47,908
Emerging Markets
  Equity                           (392,512)          449,331     (56,819)

The above reclassifications have no effect on net assets or net asset value per share of the above Funds.

Expenses--Expenses that are directly related to a Fund are charged directly to that fund. Other operating expenses of the Trust are prorated to the funds on the basis of relative net assets. DeAM absorbed all expenses of organizing the Trust.

Other--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend

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                                      30

Investment Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

income is recognized on the ex-dividend date or, using reasonable diligence, when known to the Funds. Interest income is recognized using the accrual method.

3. Administration, Investment Advisory, Distribution and Service Agreements

By an agreement dated August 27, 1998, the Trust entered into an administration agreement with DeAM (the "Administrator"), pursuant to which the Administrator will receive an annual fee based on the average daily net assets of each Fund as follows:

                                            Annual
Fund                                         Fees
------                                    ----------
International Select Equity                 0.30%
European Equity                             0.30%
International Small Cap Equity              0.30%
Emerging Markets Equity                     0.30%

The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Trust's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. At a meeting held on August 19, 1999 the Board of Trustees of the Trust adopted a resolution to approve a transfer agent agreement between Investment Capital Company, Inc., an affiliate of Deutsche Bank AG, and the Trust, replacing DST Systems Inc., effective November 22, 1999.

Under the advisory agreements with the Trust, DAMIs serves as the Adviser for the Funds. For these services, the Adviser is entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

International Select Equity                 0.70%
European Equity                             0.70%
International Small Cap Equity              1.00%
Emerging Markets Equity                     1.00%

The Adviser has contractually agreed to reduce its advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                                    Institutional    Investment     Premier
                                        Class           Class        Class
                                    -------------    ----------     -------
International Select Equity             1.25%           1.50%         .90%
European Equity                         1.25%           1.50%          --
International Small Cap Equity          1.25%           1.50%          --
Emerging Markets Equity                 1.25%           1.50%          --

At its meeting held on November 18, 1999, the Board of Trustees approved a proposal by the Adviser to change the Adviser fee waivers and/ or reimbursements to limit the total operating expenses of the International Select Equity Institutional Class shares and Investment Class shares to 1.25% and 1.50%, respectively, and of the European Equity Institutional Class shares and Investment Class shares to 1.25% and 1.50%, respectively, effective November 18, 1999.

By an Expense Limitation agreement dated November 2, 1999, between the Trust and the Adviser, the Adviser has agreed to waive its fees and reimburse expenses to each Fund in order to limit the total operating expenses of each Fund at the above levels for a period of 16 months from October 31, 1999.

Certain officers and/or Trustees of the Trust are affiliated with the Administrator or the Adviser.

ICC Distributors, Inc. (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Adviser, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust. Prior to November 1, 1999, SEI Investments Distribution Co. served as distributor of the funds.

The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers an Investment Class pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Investment Class. Service plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service

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                                      31

International Equity Funds
------------------------------------------------------------------------------
Notes to Financial Statements

Organizations for providing personal services and/ or account maintenance services to their customers who invest in Investment Shares.

During the period ended April 30, 2000, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Adviser at market value.

4. Forward Foreign Currency Contracts

The International Funds may enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding at April 30, 2000:

                                   Currency to       In         Unrealized
Maturity                            (Deliver)/    Exchange    Appreciation/
  Date                               Receive         For      (Depreciation)
-------                            -----------    --------    --------------

Emerging Markets Equity Fund
----------------------------
Foreign Currency Sales:
04/17/00      HKD                     (31,304)       $4,000        $    (20)
                                                                   --------
                                                                   $    (20)
                                                                   ========
European Equity
---------------
Foreign Currency Sales:
05/25/00      EUR                  (1,317,743)   $1,225,000        $ 24,003
05/25/00      EUR                  (1,314,942)    1,225,000          26,556
05/25/00      GBP                    (475,315)      750,000           9,500
                                                                   --------
                                                                   $ 60,059
                                                                   ========
Currency Legend
---------------
HKD  Hong Kong Dollar
EUR  Euro
GBP  United Kingdom Pound

5. Investment Transactions

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the six months ended April 30, 2000, were as follows:

                                                 Purchases         Sales
                                                ------------       -----
International Select Equity                     $340,026,303    $221,345,634
European Equity                                  101,167,318      56,187,756
International Small Cap Equity                    54,178,547      68,642,680
Emerging Markets Equity                           26,975,658      14,765,924

For federal income tax purposes, the cost of securities owned, the aggregate gross unrealized appreciation and depreciation and the net unrealized appreciation (depreciation) on investments at April 30, 2000 for each Fund are as follows:


                                                     Tax
Fund                                                 Cost
------                                          ------------
International Select Equity                     $223,650,474
European Equity                                   49,493,013
International Small Cap Equity                    25,048,896
Emerging Markets Equity                          153,924,473

                                                                    Net
                                                                 Unrealized
                                  Appreciated    Depreciated     Appreciated/
Fund                               Securities     Securities    (Depreciated)
-----                             -----------    -----------    -------------
International Select
 Equity                           $17,794,311   $(21,818,661)    $(4,024,350)
European Equity                     1,400,133     (6,855,694)     (5,455,561)
International Small
 Cap Equity                         2,629,152     (3,120,744)        491,592
Emerging Markets
 Equity                            37,049,483    (14,755,051)     22,294,432

At April 30, 2000 the following Funds had available realized capital losses to offset future net capital gains:

                                                  Expiration
                                                     Date
                                                  ----------
Emerging Markets Equity           $18,865,462     10/31/2006

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                                      32

Investment Trust
-------------------------------------------------------------------------------
Notes to Financial Statements

6. Concentration of Risks

Each Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Emerging Markets Equity Fund invests in emerging markets securities. Emerging markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

International Select Equity, European Equity, and International SmallCap Equity may invest in Initial Public Offerings (IPO's), which may impact these fund's performance.


7. Borrowing Agreements

By an agreement dated November 2, 1998, certain Funds of the Trust entered into a Credit Agreement (the "Agreement") with the BankBoston, N.A. (the "Lender"). The maximum aggregate credit available to all the participating Funds under the Agreement was approximately $50,000,000. The Agreement expires on February 27, 2001. Interest payments on borrowings are payable by the borrowing Funds on a monthly basis at the federal funds rate plus 1.00% per annum and the borrowings are payable on demand. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the six months ended April 30, 2000, the participating Funds incurred commitment fees under the Agreement which have been allocated to the participating Funds based on their relative net assets during the non-borrowing period. During the period ended April 30, 2000, the International Select Equity Fund and the European Equity Growth Fund borrowed under the Agreement at different times.

The Emerging Markets Equity Fund and International Small Cap Equity Fund do not participate in the Agreement with BankBoston, N.A. In the event of an overdraft, each of these Funds may execute a demand note with Brown Brothers Harriman & Co. ("BBH"), the Trust's custodian, to meet their short-term liquidity requirements. Interest payment on borrowings under the BBH demand notes are payable at the federal funds rate plus 2.00% and the borrowings are secured by each borrowing Funds' assets and securities held in the custody of BBH for the respective Fund. At April 30, 2000 there were no borrowings from BBH outstanding.

Following is the summary of borrowings made under the Agreement with BankBoston., N.A. and the Line of Credit facility with BBH:

                                           Weighted                  Weighted
                           Maximum         Average                   Average
                           Amount          Balance      Interest     Interest
       Fund               Borrowed       Outstanding      Paid         Rate
       ----               --------       -----------    --------    ---------
Credit Agreement:
International Select
 Equity                  $ 6,500,000       3,684,545     $ 7,358        6.64%
European Equity           15,400,000       6,975,000      13,661        7.17%

Line of Credit:
Emerging Markets
 Equity                   11,396,315       2,462,390      11,668        8.26%

8. Subsequent Events

At the meeting of the Board of Trustees held on November 18, 1999, the Trustees:

i. Approved a proposal for a master/feeder structure (the "Master/Feeder Structure") for the European Equity Growth Fund. Under the proposed Master/Feeder Structure European Equity Growth Fund will invest all of its investable assets in European Equity Portfolio, a series of newly created Deutsche Investment Portfolios, an open-end investment company and portfolio having substantially the same investment objective, policies and restrictions as the Fund. A consent of the majority of the shareholders of Morgan Grenfell European Equity Growth Fund to approve the proposed Master/Feeder Structure was obtained on December 2, 1999.

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                                      33
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

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

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:



                                  Deutsche Asset Management Service Center
                                  P.O. Box 219210
                                  Kansas City, MO 64121-9210
or call our toll-free number:     1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.


International Equity Funds                              CUSIP #61735K695
International Select Equity                                    61735K604
European Equity                                                61735K679
International Small Cap Equity                                 61735K307
Emerging Markets Equity                                        61735K406
Morgan Grenfell Investment Trust                               61735K109
                                                         INTLEQSA (04/00)

Distributed by:
ICC Distributors, Inc.